UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

NCL CORPORATION LTD.

(Exact name of Registrant as Specified in its Charter)

Bermuda	333-128780	20-0470163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of Principal Executive Offices)

(305) 436-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Tender Offer

On September 8, 2025, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (“NCLH”), issued a press release announcing the commencement of a cash tender offer (the “Tender Offer”) to repurchase any and all of its outstanding 5.875% senior secured notes due 2027 (the “2027 Notes”) and 5.875% senior notes due 2026 (the “2026 Notes”). The Tender Offer is being made upon the terms and subject to the conditions set forth in NCLC’s offer to purchase, dated September 8, 2025. The Tender Offer is conditioned on, among other things, the consummation of the Unsecured Notes Offering (as defined below). A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Equity Offering

On September 8, 2025, NCLH issued a press release announcing the commencement of a registered direct offering of its ordinary shares, par value $0.001 per share (the “Equity Offering”). A copy of the related press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Notes Offerings

On September 8, 2025, NCLC issued a press release announcing the commencement of a proposed private offering (the “Unsecured Notes Offering”) of $1,025.0 million aggregate principal amount of senior notes due 2031 (the “2031 Unsecured Notes”) and $1,025.0 million aggregate principal amount of senior notes due 2033 (the “2033 Unsecured Notes” and, collectively with the 2031 Unsecured Notes, the “Unsecured Notes”) and a proposed private offering (the “Exchangeable Notes Offering” and, together with the Unsecured Notes Offering, the “Notes Offerings”) of $1,200.0 million aggregate principal amount of exchangeable senior notes due 2030 (or up to $1,320.0 million aggregate principal amount of exchangeable senior notes due 2030 if the initial purchasers in such offering exercise in full their option to purchase additional exchangeable senior notes due 2030) (the “Exchangeable Notes”). The Exchangeable Notes will be guaranteed by NCLH on a senior unsecured basis. A copy of the related press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

NCLC intends to use the net proceeds from the Unsecured Notes Offering, together with cash on hand, to (i) fund the Tender Offer, (ii) redeem all of the 2026 Notes and 2027 Notes that are not accepted for purchase in the Tender Offer, (iii) redeem all of its 8.125% senior secured notes due 2029 (the “2029 Notes”) and (iv) pay accrued and unpaid interest on the 2026 Notes, the 2027 Notes and the 2029 Notes purchased or redeemed, as applicable, as well as pay related transaction premiums, fees and expenses.

NCLC intends to use the net proceeds from the Exchangeable Notes Offering, together with the net proceeds of the Equity Offering, to repurchase (the “Repurchases”) (through its agent) a portion of its 1.125% Exchangeable Senior Notes due 2027 and 2.50% Exchangeable Senior Notes due 2027. The Repurchases are conditioned upon the consummation of the Exchangeable Notes Offering and the Equity Offering, and the consummation of the Exchangeable Notes Offering and the Equity Offering are conditioned upon the consummation of the Repurchases.

The Unsecured Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Exchangeable Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act. The Unsecured Notes, the Exchangeable Notes, the related guarantee of NCLH and the ordinary shares issuable upon exchange of the Exchangeable Notes, if any, will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Consummation of the Unsecured Notes Offering is not conditioned upon the consummation of the Exchangeable Notes Offering or the Equity Offering or vice versa.

This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including statements regarding the Tender Offer, the Equity Offering, the Unsecured Notes Offering, the Exchangeable Notes Offering and, as applicable, the use of proceeds therefrom, may be forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. For a discussion of these risks, uncertainties and other factors, please refer to the factors set forth under the sections entitled “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. These factors are not exhaustive and new risks emerge from time to time. There may be additional risks that we consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description

99.1	Press Release of NCL Corporation Ltd. relating to the Tender Offer, dated September 8, 2025.
99.2	Press Release of Norwegian Cruise Line Holdings Ltd. relating to the Equity Offering, dated September 8, 2025.
99.3	Press Release of NCL Corporation Ltd. relating to the Notes Offerings, dated September 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2025	NCL CORPORATION LTD.

	By:	/s/ Mark A. Kempa
		Name:	Mark A. Kempa
		Title:	Executive Vice President and Chief Financial Officer